NYT P-1 04/09

                         SUPPLEMENT DATED APRIL 27, 2009
                   TO THE PROSPECTUS DATED FEBRUARY 1, 2009 OF
                        FRANKLIN NEW YORK TAX-FREE TRUST
       (Franklin New York Insured Tax-Free Income Fund, Franklin New York
            Intermediate-Term Tax-Free Income Fund, Franklin New York
                             Tax-Exempt Money Fund)

The Board of Trustees recently approved a proposal to reorganize Franklin New York Tax-Exempt Money Fund (New York Tax-Exempt Money Fund), into Franklin Tax-Exempt Money Fund (Tax-Exempt Money Fund), subject to shareholder approval. Both Funds have similar investment goals. Both Funds invest primarily in high-quality, short-term, municipal securities. In addition, under normal market conditions, the Tax-Exempt Money Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. Under normal market conditions, the New York Tax-Exempt Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and from New York State personal income taxes. As a non-fundamental policy, New York Tax-Exempt Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.

It is anticipated that in June 2009 shareholders of the New York Tax-Exempt Money Fund will receive a Prospectus/Proxy Statement requesting their vote on the reorganization. If approved by New York Tax-Exempt Money Fund shareholders, the transaction is currently expected to be completed in August 2009.

Effective April 30, 2009, the New York Tax-Exempt Money Fund is closed to new investments, with the exception of additional investments by existing shareholders, but will not accept any additional purchases within two weeks of the reorganization date. The New York Tax-Exempt Money Fund reserves the right to change this policy at any time.


                Please keep this supplement for future reference.